As filed with the United States Securities and Exchange Commission on
                                 July 20, 2004

                                                      Registration No. 333-82365

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________

                         POST EFFECTIVE AMENDMENT NO. 5

                                       TO

                                    FORM S-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         _______________________________

                 MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED
               (Exact name of registrant as specified in charter)

    Barbados                          6331                    Not Applicable
(State or other                (Primary Standard             (I.R.S. employer
  jurisdiction                      Industrial                 identification
of incorporation                 Classification                   number)
or organization)                  Code Number)

                               1 Financial Place
                                 Collymore Rock
                           St. Michael, Barbados, W.I.
                                 (246) 436-4895
          (Address, including zip code, and telephone number, including area code, of principal executive office)
                         _______________________________

                                 RONALD W. JONES
                 Motors Mechanical Reinsurance Company, Limited
                               1 Financial Place
                                 Collymore Rock
                           St. Michael, Barbados, W.I.
                                 (246) 436-4895
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         _______________________________

                                   Copies to:
                           George R. Abramowitz, Esq.
                     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                          1875 Connecticut Avenue, N.W.
                             Washington, D.C. 20009

                                       and

                           Joseph L. Seiler III, Esq.
                     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                              125 West 55th Street
                             New York, NY 10019-5389
                         _______________________________

     Approximate date of commencement of proposed sale to the public: Not applicable.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. | |

     If this form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. | |

================================================================================

                                EXPLANATORY NOTE

     The purpose of this Post-Effective Amendment No. 5 (this "Amendment") to the Registration Statement on Form S-2 (Registration No. 333-82365) (the "Registration Statement") is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Michael, Barbados, on July 19, 2004.

                               MOTORS MECHANICAL REINSURANCE COMPANY LIMITED


                               By:    /s/ Ronald W. Jones
                                      ----------------------------------------
                                      Ronald W. Jones, Vice-President, Finance

                               Date:  July 19, 2004

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                           TITLE                                    DATE

/s/ Ronald W. Jones             Vice-President, Finance, Principal                July 19, 2004
-----------------------------   Executive Officer, Principal Financial
Ronald W. Jones                 Officer and Principal Accounting Officer

/s/ Peter R.P. Evelyn, Q.C.
-----------------------------   Director                                          July 19, 2004
Peter R.P. Evelyn, Q.C.

/s/ Donald A. Urquhart, Jr.
-----------------------------   Director                                          July 19, 2004
Donald A. Urquhart, Jr.